Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION FOR THREE MONTHS ENDED SEPTEMBER 30, 2025

November 6, 2025

60 Cutter Mill Rd., Great Neck, NY 11021

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
We consider some of the information set forth herein to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property acquisition and disposition activity, joint venture activity, development and value add activity and other capital expenditures, and capital raising and financing activity, as well as revenue and expense growth, occupancy, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which are in some cases, beyond our control, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved and investors are cautioned not to place undue reliance on such information.
The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements:

•inability to generate sufficient cash flows due to unfavorable economic and market conditions (e.g., inflation, volatile interest rates and the possibility of a recession), changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws or other factors;
•adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions and dispositions on favorable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns;
•general and local real estate conditions, including any changes in the value of our real estate;
•decreasing rental rates or increasing vacancy rates;
•challenges in acquiring or investing in multi-family properties (including challenges in (i) buying properties directly without the participation of joint venture partners and (ii) making alternative investments in multi-family properties, and the limited number of multi-family property investment/acquisition opportunities available to us), which transactions may not be completed or may not produce the cash flows or income expected;
•the competitive environment in which we operate, including competition that could adversely affect our ability to acquire properties and/or limit our ability to lease apartments or increase or maintain rental rates;
•exposure to risks inherent in investments in a single industry and sector;
•the concentration of our multi-family properties in the Southeastern United States and Texas, which makes us more susceptible to adverse developments in those markets;

•increases in expenses over which we have limited control, such as real estate taxes, insurance costs and utilities, due to inflation and other factors;
•impairment in the value of real estate we own;
•failure of property managers to properly manage properties;
•accessibility of debt and equity capital markets;
•disagreements with, or misconduct by, joint venture partners;
•inability to obtain financing at favorable rates, if at all, or refinance existing debt as it matures due to the level and volatility of interest or capitalization rates or capital market conditions
•extreme weather and natural disasters such as hurricanes, tornadoes and floods;
•lack of or insufficient amounts of insurance to cover, among other things, losses from catastrophes;
•risks associated with acquiring value-add multi-family properties, which involves greater risks than more conservative approaches;
•the condition of Fannie Mae or Freddie Mac, which could adversely impact us;
•changes in Federal, state and local governmental laws and regulations, including laws and regulations relating to taxes and real estate and related investments;
•our failure to comply with laws, including those requiring access to our properties by disabled persons, which could result in substantial costs;
•board determinations as to timing and payment of dividends, if any, and our ability or willingness to pay future dividends;
•our ability to satisfy the complex rules required to maintain our qualification as a REIT for federal income tax purposes;
•possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us or a subsidiary owned by us or acquired by us;
•our dependence on information systems, risks associated with breaches of such systems and the impact on us by the use of artificial intelligence by our competitors;
•disease outbreaks and other public health events, and measures that are taken by federal, state, and local governmental authorities in response to such outbreaks and events;
•impact of climate change on our properties or operations;
•risks associated with the stock ownership restrictions of the Internal Revenue Code of 1986, as amended (the "Code") for REITs and the stock ownership limit imposed by our charter; and
•the other factors described in the reports we file with the SEC, including those set forth in our Annual Report on Form 10-K under the captions "Item 1. Business," "Item 1A. Risk Factors," and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations".

We undertake no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.

We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.
The state-by-state and property-by-property revenue, weighted average rent per occupied unit and similar information presented herein do not give effect to the deferred rent concessions.

BRT Apartments Corp. (NYSE: BRT)
`
Third Quarter 2025 and Subsequent Highlights
•Reported net loss per diluted share for the third quarter of 2025 of $2.7 million or $0.14 per diluted share, compared to a net loss of $2.2 million or $0.12 in the third quarter of 2024.
•Funds from Operations, or FFO, of $0.28 per diluted share, compared to $0.30 in the third quarter 2024.
•Adjusted Funds from Operations, or AFFO, of $0.36 per diluted share in both comparable periods.
•Equity in earnings of unconsolidated joint ventures was a loss of $75,000 in the third quarter 2025, compared to a $369,000 gain in the third quarter 2024.
•Combined Portfolio NOI was $15.3 million for the third quarter of 2025, compared to $15.6 million for the corresponding prior-year period.
•On July 15, 2025, the Company, through an unconsolidated joint venture in which it has an 80% equity interest, acquired 1322 North, a 214-unit garden style property located in Auburn, AL. The venture acquired the property for $36.5 million (including a $24.4 million mortgage). The mortgage matures in 2032, bears a 5.38% fixed interest rate, and is interest only through maturity. The Company contributed $10.8 million of equity to the joint venture for its equity interest and for planned improvements. In connection with this transaction, the Company borrowed $7.0 million from its credit facility.
•On September 19, 2025, the Company, through an unconsolidated joint venture in which it has an 80% equity interest, acquired Oaks at Victory, a 150-unit garden style property located in Savannah, GA. The venture acquired the property for $23.0 million (including a $15.7 million mortgage). The mortgage, assumed at the time of acquisition, matures in 2031 and carries an interest rate of 2.71% with two years of interest only remaining and a 30-year amortization schedule. The Company contributed $8.4 million of equity to the joint venture for its equity interest and for planned improvements. In connection with this transaction, the Company borrowed $8.0 million from its credit facility.
•As of October 31, 2025, the Company is authorized to repurchase up to $8.8 million in BRT shares under the repurchase program.
•On September 26, 2025, the Company refinanced the maturing mortgage of $15,375,000 (and bearing an interest rate of 4.42%) on Parkway Grande - San Marcos, TX with a new mortgage of $15,776,000; such new mortgage matures on October 1, 2032, bears an interest rate of 5.09% and is interest only for five years.
•Maintained revolving credit facility of up to $40.0 million, with $17.5 million outstanding as of October 31, 2025, and maturity in September 2027. The Company expects all outstanding debt on its credit facility to be paid off by the end of 2025.

See the reconciliations provided later in this supplemental of FFO, AFFO and Combined Portfolio NOI, to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights
_________________________________________________________________________________________________________

	As of September 30,
	2025	2024
Market capitalization (thousands)	$296,867	$321,947
Shares outstanding (thousands)	18,957	18,642
Closing share price	$15.66	$17.27
Quarterly dividend declared per share	$0.25	$0.25

	Quarter ended September 30,
	Combined		Consolidated		Unconsolidated
	2025	2024	2025	2024	2025	2024
Properties owned	31	29	21	21	10	8
Units	8,311	7,947	5,420	5,420	2,891	2,527
Average occupancy (a)	94.5%	94.4%	94.7%	94.5%	94.1%	94.1%
Weighted average monthly rent per occupied unit (a)	$1,414	$1,404	$1,367	$1,363	$1,509	$1,504

(a) 2024 periods exclude a 240-unit multi-family property in lease up.
	Quarter ended September 30,
Per share data	2025 (Unaudited)	2024 (Unaudited)
Loss per share, basic and diluted	$(0.14)	$(0.12)
FFO per share of common stock (diluted) (1)	$0.28	$0.30
AFFO per share of common stock (diluted) (1)	$0.36	$0.36

	As of September 30,
	2025	2024
Debt to Enterprise Value (2)	70%	68%

(1) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with
GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(2) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures. Cash and cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro-rata share of debt at the unconsolidated joint ventures. See "Non-GAAP Financial Measures and Definitions" for an explanation of "pro-rata share."

BRT Apartments Corp. (NYSE: BRT)
Components of Net Asset Value
As of September 30, 2025
(all in thousands)
____________________________________________________________________________________________________________________

Net Operating Income for the three months ended September 30, 2025
Consolidated	$12,689
Unconsolidated (Pro rata)	3,452
Total Net Operating Income	$16,141

OTHER ASSETS
Cash and Cash Equivalents	$21,105
Cash and Cash Equivalents - Unconsolidated pro rata	2,521
Restricted Cash	4,860
Other Assets	20,182
Other Assets - Unconsolidated pro rata	9,590
Total Cash and Other Assets	$58,258

OTHER LIABILITIES
Accounts Payable and Accrued Liabilities	$29,031
Accounts Payable and Accrued Liabilities - Unconsolidated pro rata	4,486
Total Other Liabilities	$33,517

DEBT SUMMARY
Mortgages Payable:
Consolidated	$443,803
Unconsolidated (Pro rata)	144,431
Total Mortgages Payable	$588,234

Credit Facility	$17,500
Subordinated Notes	37,178
Total Debt Outstanding	$642,912

Common Shares Outstanding	18,957
____________________________________________
(1) See the Appendix for a reconciliation of the non-GAAP amounts presented to GAAP amounts

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(amounts in thousands except per share data)
_____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues:
Rental and other revenue from real estate properties	$24,031	$24,177	$71,379	$71,253
Loan interest and other income	403	219	1,358	408
Total revenues	24,434	24,396	72,737	71,661
Expenses:
Real estate operating expenses	11,342	11,187	33,009	32,612
Interest expense	5,882	5,745	17,265	16,768
General and administrative	3,937	3,811	11,751	11,776
Depreciation and amortization	6,619	6,499	19,740	19,400
Total expenses	27,780	27,242	81,765	80,556
Total revenues less total expenses	(3,346)	(2,846)	(9,028)	(8,895)
Equity in earnings of unconsolidated joint ventures	(75)	369	637	986
Gain on sale of real estate	755	—	755	—
Insurance recovery of casualty loss	—	—	257	—
Loss from continuing operations	(2,666)	(2,477)	(7,379)	(7,909)
Income tax provision (benefit)	2	(310)	120	(297)
Loss from continuing operations, net of taxes	(2,668)	(2,167)	(7,499)	(7,612)
Net income attributable to non-controlling interests	(39)	(38)	(126)	(109)
Net loss attributable to common stockholders	$(2,707)	$(2,205)	$(7,625)	$(7,721)

Weighted average number of shares of common stock outstanding:
Basic and diluted	18,028,496	17,796,206	18,000,615	17,720,024

Per share amounts attributable to common stockholders:
Basic and diluted	$(0.14)	$(0.12)	$(0.40)	$(0.41)

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(amounts in thousands)

_____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues:
Rental and other revenue	$13,043	$11,611	$36,679	$33,529
Total revenues	13,043	11,611	36,679	33,529

Expenses:
Real estate operating expenses	6,203	5,578	17,120	16,462
Interest expense	3,103	2,898	8,618	8,508
Depreciation	3,956	2,916	10,867	8,714
Total expenses	13,262	11,392	36,605	33,684
Total revenues less total expenses	(219)	219	74	(155)
Other equity earnings	2	5	110	26
Net income (loss) from joint ventures	$(217)	$224	$184	$(129)

BRT equity in earnings of unconsolidated joint venture properties	$(75)	$369	$637	$986

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations and
Adjusted Funds from Operations
(dollars in thousands)
____________________________________________________________________________________________________________________

The tables below provides a reconciliation of net loss determined in accordance with GAAP to FFO and AFFO on a dollar and per share basis for each of the indicated periods:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP Net loss attributable to common stockholders	$(2,707)	$(2,205)	$(7,625)	$(7,721)
Add: depreciation and amortization of properties	6,619	6,499	19,740	19,400
Add: our share of depreciation in unconsolidated joint venture properties	2,062	1,379	5,031	4,119
Deduct: gain on sale of real estate	(755)	—	(755)	—
Adjustments for non-controlling interests	(4)	(4)	(12)	(12)
NAREIT Funds from operations attributable to common stockholders	$5,215	$5,669	$16,379	$15,786

Adjustments for: deferred rent concessions and straight line rent	(158)	(537)	(239)	(900)
Adjustments for: our share of straight-line rent and rent concession accruals from unconsolidated joint venture properties	(9)	(45)	(16)	(105)
Add: amortization of restricted stock and RSU expense	1,244	1,189	3,521	3,621
Add: amortization of deferred mortgage and debt costs	284	324	851	866
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	37	30	97	90
Add: amortization of fair value adjustment for mortgage debt	124	139	379	421
Adjustments for non-controlling interests	—	—	—	(8)
Adjusted funds from operations attributable to common stockholders	$6,737	$6,769	$20,972	$19,771

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations and
Adjusted Funds from Operations
(dollars in thousands, except per share data)
____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP Net (loss) income attributable to common stockholders	$(0.14)	$(0.12)	$(0.40)	$(0.41)
Add: depreciation and amortization of properties	0.35	0.35	1.04	1.04
Add: our share of depreciation in unconsolidated joint venture properties	0.11	0.07	0.27	0.22
Deduct: gain on sale of real estate	(0.04)	—	(0.04)	—
Adjustment for non-controlling interests	—	—	—	—
NAREIT Funds from operations per diluted common share	$0.28	$0.30	$0.87	$0.85

Adjustments for: deferred rent concessions and straight line rent	(0.01)	(0.03)	(0.01)	(0.05)
Adjustments for: our share of straight-line rent and rent concession accruals in unconsolidated joint venture properties	—	—	—	—
Add: amortization of restricted stock and RSU expense	0.07	0.06	0.17	0.19
Add: amortization of deferred mortgage and debt costs	0.01	0.02	0.05	0.05
Add: our share of deferred mortgage and debt costs from unconsolidated joint venture properties	—	—	0.01	—
Add: amortization of fair value adjustment for mortgage debt	0.01	0.01	0.02	0.02
Adjustments for non-controlling interests	—	—	—	—
Adjusted funds from operations per diluted common share	$0.36	$0.36	$1.11	$1.06

Diluted shares outstanding for FFO and AFFO	18,951,324	18,758,435	18,921,440	18,679,558

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

	September 30, 2025	December 31, 2024
	(unaudited)	(audited)
ASSETS
Real estate properties, net of accumulated depreciation and amortization	$602,141	$615,915
Investment in unconsolidated joint ventures	48,169	31,344
Loan receivables, net of deferred fees and credit loss	17,713	17,667
Cash and cash equivalents	21,105	27,856
Restricted cash	4,860	3,221
Other assets	20,182	17,460
Total Assets	$714,170	$713,463

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$443,803	$446,471
Junior subordinated notes, net of deferred costs	37,178	37,163
Credit facility, net of deferred costs	17,500	—
Accounts payable and accrued liabilities	29,031	24,915
Total Liabilities	527,512	508,549

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized; 18,034 and 17,872 shares outstanding	180	179
Additional paid-in capital	275,870	272,275
Accumulated deficit	(89,306)	(67,485)
Total BRT Apartments Corp. stockholders’ equity	186,744	204,969
Non-controlling interests	(86)	(55)
Total Equity	186,658	204,914
Total Liabilities and Equity	$714,170	$713,463

BRT Apartments Corp. (NYSE: BRT)
Preferred Equity Investments
(dollars in thousands)
________________________________________________________________________________________

The Company invested in two separate joint ventures which in turn acquired multifamily properties in the locations identified below. In accordance with GAAP, these investments are treated as loans. These investments are unsecured and are subordinate, including the payment of the returns thereon, to the mortgage debt encumbering the property acquired by the applicable joint venture. Information as to these investments at September 30, 2025 and for the nine months ended September 30, 2025 is summarized below:

Location	Investment Date	Annual Return	Current Return	Hurdle Return	Invested Amount	Redemption Date	Deferred fees	Estimated Credit Loss	Interest Income (Current Return)
Wilmington, NC	October 2024	13%	6.00%	7.00%	$7,000	November 2031	$(120)	$102	$331
Kennesaw, GA	November 2024	13%	6.50%	6.50%	11,250	June 2029	(147)	168	572
					$18,250		$(267)	$270	$903

These investments provide for (1) an Annual Return (as noted in the table above) compounded monthly, to the Company, of which the Current Return (as noted in the table above) is payable monthly to the extent of available cash flow, and the Hurdle Return also to be paid monthly from remaining cash flow if any, parri passu or after the sponsor's receipt of its management fees and specified returns on its investment and (2) the total amount invested by the Company, including any unpaid portion of the Current Return and the Hurdle Return, to be payable to the Company, prior to any payments to the sponsor, upon the earlier to occur of certain events (e.g., sale of the property or the refinancing of the mortgage underlying the property) and the redemption date specified above. The Current Return is recorded as interest income when it is due from the sponsor and the Hurdle Return is recognized as interest income when it is received. Deferred loan fees are capitalized and recorded into income over the life of the investment. The Company's exposure to loss is limited to its original Invested Amount (as noted in the table above).

BRT Apartments Corp. (NYSE: BRT)
Property Acquisition Through Unconsolidtaatef Joint Ventures
(dollars in thousands)
_______________________________________________________________________________________

ACQUISITIONS
Property Acquisition through Unconsolidated Joint Ventures
Property/Location	Purchase Date	Units	Purchase Price	Acquisition ownership % in the JV	BRT Contribution	Mortgage
1322 North, Auburn, AL	7/15/2025	214	$36,500	80%	$10,750	$24,419
Oaks at Victory, Savannah, GA	9/19/2025	150	$23,000	80%	$8,380	$15,680

BRT Apartments Corp. (NYSE: BRT)
Stock Repurchase Activity
________________________________________________________________________________________

The Company's stock repurchase activity (not affiliated purchases) during the periods indicated is reflected in the table below:
Month	Shares repurchased	Total cost	Average Cost Per Share
January 1, 2025 - March 31, 2025	78,724	$1,381,841	$17.55
April 1, 2025 - June 30, 2025	63,356	1,003,459	15.84
July 1, 2025 - September 30, 2025	—	—	—
Total year to date repurchase activity	142,080	$2,385,300	$16.79

As of September 30, 2025 and October 31. 2025, up to $8,752,028 of shares are available to be repurchased under the repurchase program.

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended September 30, 2025
________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated over next 24 months
23	$107,000	$4,640	$143	37%	135

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$1,550,000	$139,000	$1,411,000
Estimated Non-Recurring Capital Expenditures (2)	981,000	296,000	685,000
Total Capital Expenditures	$2,531,000	$435,000	$2,096,000

Replacements (operating expense) (3)	$924,513	$82,059	$842,454

Estimated Recurring Capital Expenditures and Replacements per unit (7,707 units) (5)	$321	$29	$292

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed and not capitalized as incurred at the property.
(4) Based on BRT's percentage equity interest.
(5) Excludes a 240-unit multi-family property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of September 30, 2025
(dollars in thousands)
________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2025	$1,270	$1,270	$—	—%	—%
2026	74,622	5,091	69,531	17%	4.12%
2027	46,190	3,395	42,795	10%	3.96%
2028	40,696	2,745	37,951	9%	4.47%
2029	56,272	2,455	53,817	13%	3.94%
Thereafter	228,617	19,771	208,846	51%	4.17%
Total	$447,667	$34,727	$412,940	100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2025	$470	$470	—	—%	—%
2026	25,816	1,806	$24,010	17%	4.64%
2027	13,092	1,538	11,554	8%	4.15%
2028	34,537	722	33,815	24%	4.26%
2029	890	890	—	—%	—%
Thereafter	72,056	1,015	71,041	51%	3.85%
Total	$146,861	$6,441	$140,420	100%

Combined (2)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2025	$1,740	$1,740	$—	—%	—%
2026	100,438	6,897	93,541	17%	4.25%
2027	59,282	4,933	54,349	10%	4.00%
2028	75,233	3,467	71,766	13%	4.37%
2029	57,162	3,345	53,817	10%	3.94%
Thereafter	300,673	20,786	279,887	50%	4.09%
Total	$594,528	$41,168	$553,360	100%
Weighted Average Remaining Term to Maturity (2)			5.2	years
Weighted Average Interest Rate (2)			4.11%
Debt Service Coverage Ratio for the quarter ended September 30, 2025			1.50	(3)

(1) Based on principal payments due at maturity.
(2) Includes consolidated and BRT's pro rata share of unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400, excluding deferred costs of $222,000
Interest Rate	3 month term SOFR + 2.26% (i.e., 6.57% at 9/30/2025)
Maturity	April 30, 2036

Credit Facility
Maximum Amount Available	Up to $40,000
Amount Outstanding (4)	$17,500, excluding deferred costs of $271
Interest Rate	1 month SOFR + 2.50% (floor of 6%) (i.e., 6.74% at 9/30/2025)
Maturity	September 2027

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended September 30, 2025
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Number of Properties	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Georgia	688	3	$2,582	$1,438	$1,144	9.0%	90.0%	$1,222
Florida	518	2	2,402	1,238	1,164	9.2%	94.4%	1,475
Texas	600	3	2,210	1,344	866	6.8%	93.9%	1,111
Ohio	264	1	990	472	518	4.1%	95.6%	1,179
Virginia	220	1	1,281	555	726	5.7%	95.8%	1,786
North Carolina	264	1	1,043	428	615	4.8%	95.0%	1,249
South Carolina	474	2	2,230	1,139	1,091	8.6%	93.9%	1,492
Tennessee	702	2	3,605	1,506	2,099	16.5%	97.2%	1,628
Alabama	740	3	2,883	1,318	1,565	12.3%	94.4%	1,216
Mississippi	776	2	3,296	1,277	2,019	15.9%	97.1%	1,354
Missouri	174	1	944	499	445	3.5%	95.0%	1,672
Net deferred rent	—	—	163	—	163	1.3%	N/A	N/A
Legacy assets	—	—	402	128	274	2.2%	N/A	N/A
Totals	5,420	21	$24,031	$11,342	$12,689	100%	94.7%	$1,367

Unconsolidated (Pro-Rata Share)
	Units at period end	Number of Properties	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	1,103	3	$2,610	$1,373	$1,237	35.8%	94.1%	$1,461
South Carolina	953	3	1,604	633	971	28.1%	93.4%	1,671
Georgia	421	2	1,024	503	521	15.1%	95.5%	1,493
Alabama	414	2	1,275	562	713	20.7%	94.5%	1,257
Net deferred rent	—	—	9	—	9	0.3%	N/A	N/A
Totals	2,891	10	$6,522	$3,071	$3,451	100%	94.1%	$1,509
__________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Nine Months Ended September 30, 2025
(dollars in thousands, except monthly rent amounts)

____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Number of Properties	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Georgia	688	3	$7,766	$4,100	$3,666	9.6%	90.0%	$1,223
Florida	518	2	7,156	3,415	3,741	9.7%	94.8%	1,469
Texas	600	3	6,674	3,830	2,844	7.4%	92.3%	1,143
Ohio	264	1	2,971	1,389	1,582	4.1%	94.7%	1,186
Virginia	220	1	3,826	1,652	2,174	5.7%	97.2%	1,771
North Carolina	264	1	3,222	1,316	1,906	5.0%	95.3%	1,292
South Carolina	474	2	6,662	3,545	3,117	8.1%	93.8%	1,481
Tennessee	702	2	10,653	4,444	6,209	16.2%	96.0%	1,623
Alabama	740	3	8,513	3,980	4,533	11.8%	94.4%	1,201
Mississippi	776	2	9,605	3,526	6,079	15.8%	95.7%	1,332
Missouri	174	1	2,811	1,452	1,359	3.5%	94.5%	1,684
Net deferred rent	—	—	248	—	248	0.6%	N/A	N/A
Legacy assets	—	—	1,272	360	912	2.4%	N/A	N/A
Totals	5,420	21	$71,379	$33,009	$38,370	100.0%	94.2%	$1,366

Unconsolidated (Pro-Rata Share)
	Units at period end	Number of Properties	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy	Average Rent per Occ. Unit
Texas	1,103	3	$7,738	$4,124	$3,614	38.4%	93.9%	$1,467
South Carolina	713	3	4,121	1,476	2,645	28.1%	94.4%	1,602
Georgia	421	2	2,867	1,450	1,417	15.0%	91.3%	1,495
Alabama	414	2	2,535	1,158	1,377	14.6%	95.3%	1,064
Net deferred rent	—	—	16	—	16	0.2%	N/A	N/A
Other (2)	240	—	640	286	354	3.8%	N/A	N/A
Totals	2,891	10	$17,917	$8,494	$9,423	100%	94.1%	$1,466
_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Represents property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Quarters ended September 30, 2025 and 2024
(dollars in thousands)
_____________________________________________________________________________________________________________________

	Three Months Ended September 30,
	2025	2024	% Change
Combined Revenues	$29,218	$29,389	(0.6)%

Combined Operating Expenses
Payroll	$2,650	$2,537	4.5%
Real Estate taxes	3,669	3,492	5.1%
Management Fees	811	809	0.2%
Insurance	1,195	1,456	(17.9)%
Utilities	1,952	1,865	4.7%
Repairs and Maintenance	1,694	1,686	0.5%
Replacements	814	834	(2.4)%
Advertising, Leasing and Other	1,098	1,048	4.8%
Total Combined Operating Expenses	$13,883	$13,727	1.1%

Total Combined Operating Income	$15,335	$15,662	(2.1)%
______________________________________________________
(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, for all periods presented, with a total of 7,707 units, excluding a 240-unit multi-family property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Nine Months Ended September 30, 2025 and 2024

(dollars in thousands)
____________________________________________________________________________________________________________________

	Nine Months Ended September 30,
	2025	2024	% Change
Combined Revenues	$86,684	$86,816	(0.2)%

Combined Operating Expenses
Payroll	$7,689	$7,383	4.1%
Real Estate taxes	10,818	10,551	2.5%
Management Fees	2,419	2,438	(0.8)%
Insurance	3,573	4,314	(17.2)%
Utilities	5,586	5,318	5.0%
Repairs and Maintenance	5,057	4,796	5.4%
Replacements	2,161	2,114	2.2%
Advertising, Leasing and Other	3,287	3,233	1.7%
Total Combined Operating Expenses	$40,590	$40,147	1.1%

Total Combined Operating Income	$46,094	$46,669	(1.2)%

________________________________________________
(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis for all periods presented, with a total of 7,707 units, excluding a 240-unit multi-family property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of September 30, 2025
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q3 2025 Avg. Occupancy	Q3 2025 Avg. Rent per Occ. Unit
Consolidated Properties - All 100% Owned
Silvana Oaks	North Charleston	SC	2010	2012	15	208	93.7%	$1,598
Avondale Station	Decatur	GA	1954	2012	71	212	94.3%	1,395
Newbridge Commons	Columbus	OH	1999	2013	26	264	95.6%	1,179
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	40	208	93.1%	1,054
Avalon	Pensacola	FL	2008	2014	17	276	94.2%	1,463
Crossings of Bellevue	Nashville	TN	1985	2014	40	300	97.6%	1,434
Parkway Grande	San Marcos	TX	2014	2015	11	192	95.8%	1,094
Woodland Trails	LaGrange	GA	2010	2015	15	236	88.3%	1,336
Kilburn Crossing	Fredericksburg	VA	2005	2016	20	220	95.8%	1,786
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	10	288	91.4%	1,080
Grove at River Place	Macon	GA	1988	2016	37	240	87.9%	946
Civic Center 1	Southaven	MS	2002	2016	23	392	97.3%	1,318
Civic Center 2	Southaven	MS	2005	2016	20	384	96.9%	1,390
Vanguard Heights	Creve Coeur	MO	2016	2017	9	174	95.0%	1,672
Jackson Square	Tallahassee	FL	1996	2017	29	242	94.7%	1,488
Woodland Apartments	Boerne	TX	2007	2017	18	120	96.7%	1,208
Magnolia Pointe	Madison	AL	1991	2017	34	204	94.3%	1,252
Bell's Bluff	W. Nashville	TN	2019	2018	6	402	97.0%	1,773
Crestmont at Thornblade	Greenville	SC	1998	2018	27	266	94.2%	1,409
Somerset at Trussville	Trussville	AL	2007	2019	18	328	95.2%	1,294
Abbotts Run	Wilmington	NC	2001	2020	24	264	95.0%	1,249
Weighted Avg./Total Consolidated					24	5,420

Properties owned by Unconsolidated Joint Ventures									% Ownership
Pointe at Lenox Park	Atlanta	GA	1989	2016	36	271	95.8%	1,494	74%
Gateway Oaks	Forney	TX	2016	2016	9	313	94.5%	1,335	50%
Mercer Crossing	Dallas	TX	2015	2017	10	509	94.7%	1,631	50%
Canalside Lofts	Columbia	SC	2008	2017	17	374	95.4%	1,498	32%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	24	281	92.8%	1,290	50%
Canalside Sola	Columbia	SC	2015	2018	10	339	93.4%	1,762	46%
The Village at Lakeside	Auburn	AL	1988	2019	37	200	98.0%	1,274	80%
Stono Oaks	Johns Island	SC	2023	2022		240	90.4%	1,821	17.45%
1322 North	Auburn	AL	2002	2025	23	214	91.2%	1,237	80%
Oaks at Victory	Savannah	GA	1968	2025	57	150	91.5%	1,475	80%
Weighted Avg./Total Unconsolidated					19	2,891

Weighted Avg./Total Portfolio					22	8,311

BRT Apartments Corp. (NYSE: BRT)

APPENDIX

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

Adjusted Funds from Operations (AFFO)
BRT computes AFFO by adjusting FFO for loss on extinguishment of debt, our straight-line rent and rent concession accruals, restricted stock and RSU compensation expense, fair value adjustment of mortgage debt, gain on insurance recovery, insurance recovery from casualty loss and deferred mortgage and debt costs (including, in each case as applicable, from its share of its unconsolidated joint ventures). Since the NAREIT White Paper(as described below) does not provide guidelines for computing AFFO, the computation of AFFO may vary from one REIT to another.

Combined Portfolio
Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Funds from Operations (FFO)
BRT computes FFO in accordance with the “White Paper on Funds from Operations” issued by the National Association of Real Estate Investment Trusts (“NAREIT”) and NAREIT's related guidance. FFO is defined in the White Paper as net income (calculated in accordance with generally accepted accounting principles). NOI is defined as "Rental and other revenue from real estate properties" as presented on our statements of operations less "Real estate operating expenses" as presented on our statements of operations. Real estate operating expenses include real estate taxes, insurance, property management expense, utilities, repairs and maintenance, administrative and marketing. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net income (loss). NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Net Operating Income (NOI)
BRT computes NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in earnings (loss) of unconsolidated joint ventures, (6) provision for taxes, and (7) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate (3) insurance recovery of casualty loss, and (4) gain on insurance recoveries related to casualty loss.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

Same Store
Same store properties refer to stabilized properties (as described below) that we owned and operated for the entirety of periods being compared, except for properties that are under construction, legacy assets, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized and such status has been reflected fully in all applicable periods of comparison.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

BRT Apartments Corp. (NYSE: BRT)
    Consolidated Same Store Comparisons (1)
Quarters ended September 30, 2025 and 2024
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses				NOI (2)
	Units	2025	2024	% Change	2025		2024	% Change	2025	2024	% Change
Georgia	688	$2,582	$2,647	(2.5)%	$1,438		$1,418	1.4%	$1,144	$1,229	(6.9)%
Florida	518	2,402	2,352	2.1%	1,238		1,225	1.1%	1,164	1,127	3.3%
Texas	600	2,210	2,377	(7.0)%	1,344		1,326	1.4%	866	1,051	(17.6)%
Ohio	264	990	981	0.9%	472		515	(8.3)%	518	466	11.2%
Virginia	220	1,281	1,219	5.1%	555		515	7.8%	726	704	3.1%
North Carolina	264	1,043	1,059	(1.5)%	428		460	(7.0)%	615	599	2.7%
South Carolina	474	2,230	2,181	2.2%	1,139		1,268	(10.2)%	1,091	913	19.5%
Tennessee	702	3,605	3,509	2.7%	1,506		1,473	2.2%	2,099	2,036	3.1%
Alabama	740	2,883	2,810	2.6%	1,318		1,287	2.4%	1,565	1,523	2.8%
Mississippi	776	3,296	3,151	4.6%	1,277		1,119	14.1%	2,019	2,032	(0.6)%
Missouri	174	944	948	(0.4)%	499		448	11.4%	445	500	(11.0)%
Net deferred rent	—	163	539		—	—	—		163	539
Totals	5,420	$23,629	$23,773	(0.6)%	$11,214		$11,054	1.4%	$12,415	$12,719	(2.4)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2025	2024	% Change	2025		2024	% Change
Georgia		90.0%	91.7%	(1.9)%	$1,222		$1,243	(1.7)%
Florida		94.4%	94.9%	(0.5)%	1,475		1,469	0.4%
Texas		93.9%	94.1%	(0.2)%	1,111		1,208	(8.0)%
Ohio		95.6%	94.1%	1.6%	1,179		1,172	0.6%
Virginia		95.8%	96.8%	(1.0)%	1,786		1,714	4.2%
North Carolina		95.0%	94.6%	0.4%	1,249		1,291	(3.3)%
South Carolina		94.0%	95.2%	(1.3)%	1,492		1,443	3.4%
Tennessee		97.3%	95.0%	2.4%	1,628		1,615	0.8%
Alabama		94.4%	94.5%	(0.1)%	1,216		1,180	3.1%
Mississippi		97.1%	94.8%	2.4%	1,354		1,317	2.8%
Missouri		95.0%	95.6%	(0.6)%	1,672		1,703	(1.8)%
Weighted Average		94.7%	94.4%	0.3%	$1,367		$1,363	0.3%
____________________________________________

(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons (1)
Nine Months Ended September 30, 2025 and 2024
(dollars in thousands, except monthly rent amounts)
____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses				NOI (2)
	Units	2025	2024	% Change	2025	2024		% Change	2025	2024	% Change
Georgia	688	$7,766	$7,958	(2.4)%	$4,100	$4,171		(1.7)%	$3,666	$3,787	(3.2)%
Florida	518	7,156	7,062	1.3%	3,415	3,496		(2.3)%	3,741	3,566	4.9%
Texas	600	6,674	6,987	(4.5)%	3,830	3,859		(0.8)%	2,844	3,128	(9.1)%
Ohio	264	2,971	2,935	1.2%	1,389	1,434		(3.1)%	1,582	1,501	5.4%
Virginia	220	3,826	3,609	6.0%	1,652	1,518		8.8%	2,174	2,091	4.0%
North Carolina	264	3,222	3,198	0.8%	1,316	1,336		(1.5)%	1,906	1,862	2.4%
South Carolina	474	6,662	6,619	0.6%	3,545	3,564		(0.5)%	3,117	3,055	2.0%
Tennessee	702	10,653	10,117	5.3%	4,444	4,397		1.1%	6,209	5,720	8.5%
Alabama	740	8,513	8,484	0.3%	3,980	3,879		2.6%	4,533	4,605	(1.6)%
Mississippi	776	9,605	9,370	2.5%	3,526	3,312		6.5%	6,079	6,058	0.3%
Missouri	174	2,811	2,826	(0.5)%	1,452	1,302		11.5%	1,359	1,524	(10.8)%
Net deferred Rent		248	952		—	—			248	952
	5,420	$70,107	$70,117	0.0%	$32,649	$32,268	$32,268	1.2%	$37,458	$37,849	(1.0)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2025	2024	% Change	2025	2024		% Change
Georgia		90.0%	91.5%	(1.6)%	$1,223	$1,241		(1.5)%
Florida		94.8%	94.8%	0.0%	1,469	1,464		0.3%
Texas		92.3%	92.9%	(0.6)%	1,143	1,198		(4.6)%
Ohio		94.7%	94.9%	(0.2)%	1,186	1,155		2.7%
Virginia		97.2%	96.4%	0.8%	1,771	1,690		4.8%
North Carolina		95.3%	94.9%	0.4%	1,292	1,282		0.8%
South Carolina		93.8%	95.1%	(1.4)%	1,481	1,453		1.9%
Tennessee		95.9%	93.5%	2.6%	1,623	1,571		3.3%
Alabama		94.4%	94.4%	0.0%	1,201	1,192		0.8%
Mississippi		95.7%	94.4%	1.4%	1,332	1,308		1.8%
Missouri		94.5%	95.1%	(0.6)%	1,684	1,697		(0.8)%
Weighted Average		94.1%	94.0%	0.1%	$1,366	$1,353		1.0%
______________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Quarters ended September 30, 2025 and 2024
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2025	2024	% Change	2025	2024	% Change	2025	2024	% Change
Texas	1,103	$2,610	$2,628	(0.7)%	$1,373	$1,385	(0.9)%	$1,237	$1,243	(0.5)%
South Carolina	713	1,381	1,358	1.7%	499	512	(2.5)%	882	846	4.3%
Georgia	271	951	975	(2.5)%	491	473	3.8%	460	502	(8.4)%
Alabama	200	652	610	6.9%	306	303	1.0%	346	307	12.7%
Net deferred rent		(5)	45	0.0%	—	—	0.0%	(5)	45	0.0%
Totals	2,287	$5,589	$5,616	(0.5)%	$2,669	$2,673	(0.1)%	$2,920	$2,943	(0.8)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2025	2024	% Change	2025	2024	% Change
Texas		94.1%	92.7%	1.5%	$1,461	$1,504	(2.9)%
South Carolina		94.4%	94.5%	(0.1)%	1,622	1,591	1.9%
Georgia		95.8%	95.1%	0.7%	1,494	1,530	(2.4)%
Alabama		98.0%	98.8%	(0.8)%	1,274	1,173	8.6%
Weighted Average		94.8%	94.1%	0.7%	$1,498	$1,504	(0.4)%
_____________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Nine Months Ended September 30, 2025 and 2024
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2025	2024	% Change	2025	2024	% Change	2025	2024	% Change
Texas	1,103	$7,738	$7,889	(1.9)%	$4,124	$4,113	0.3%	$3,614	$3,776	(4.3)%
South Carolina	713	4,121	4,013	2.7%	1,476	1,487	(0.7)%	2,645	2,526	4.7%
Georgia	271	2,794	2,906	(3.9)%	1,438	1,424	1.0%	1,356	1,482	(8.5)%
Alabama	200	1,911	1,786	7.0%	903	855	5.6%	1,008	931	8.3%
Net deferred rent		13	105	0.0%	—	—	0.0%	13	$105	0.0%
Totals	2,287	$16,577	$16,699	(0.7)%	$7,941	$7,879	0.8%	$8,636	$8,820	(2.1)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2025	2024	% Change	2025	2024	% Change
Texas		94.0%	92.6%	1.5%	$1,467	$1,510	(2.8)%
South Carolina		94.4%	94.7%	(0.3)%	1,602	1,558	2.8%
Georgia		92.8%	94.3%	(1.6)%	1,496	1,534	(2.5)%
Alabama		96.7%	97.8%	(1.1)%	1,252	1,149	9.0%
Weighted Average		94.2%	93.9%	0.3%	$1,493	$1,495	(0.1)%
________________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP Net loss attributable to common stockholders	$(2,707)	$(2,205)	$(7,625)	$(7,721)
Less: Loan interest and other income	(403)	(219)	(1,358)	(408)
Add: Interest expense	5,882	5,745	17,265	16,768
General and administrative	3,937	3,811	11,751	11,776
Depreciation and amortization	6,619	6,499	19,740	19,400
Provision for taxes	2	(310)	120	(297)
Less: Gain on sale of real estate	(755)	—	(755)	—
Insurance recovery	—	—	(257)	—
Adjust for: Equity in earnings of unconsolidated joint venture properties	75	(369)	(637)	(986)
Add: Net income attributable to non-controlling interests	39	38	126	109
Net Operating Income	$12,689	$12,990	$38,370	$38,641

Less: Non-same store Net Operating Income	274	271	$912	$792
Same store Net Operating Income	$12,415	$12,719	$37,458	$37,849

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of BRT's Equity in earnings from NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
BRT equity in earnings from joint ventures	$(75)	$369	$637	$986
Add: Interest expense	1,467	1,244	3,866	3,693
Depreciation	2,062	1,379	5,030	4,119
Equity in earnings of joint ventures	(2)	(4)	(110)	(25)
Net Operating Income	$3,452	$2,988	$9,423	$8,773

Less: Non-same store Net Operating Income	$532	$45	787	(47)
Same store Net Operating Income	$2,920	$2,943	$8,636	$8,820

Consolidated same store Net Operating Income	$12,415	$12,719	$37,458	$37,849
Unconsolidated same store Net Operating Income	2,920	2,943	8,636	8,820
Combined same store Net Operating Income	$15,335	$15,662	$46,094	$46,669

BRT Apartments Corp. (NYSE: BRT)

NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below, present, for the periods indicated, a reconciliation of the information that appears in note 7 to the consolidated financial statements included in BRT's Quarterly Report on Form 10-Q for the period ended September 30, 2025 to the BRT pro-rata information presented below:

	Three Months Ended September 30, 2025
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$13,043	$6,522	$6,521
Total revenues	13,043	6,522	6,521
Expenses:
Real estate operating expenses	6,203	3,070	3,133
Interest expense	3,103	1,467	1,636
Depreciation	3,956	2,062	1,894
Total expenses	13,262	6,599	6,663

Total revenues less total expenses	(219)	(77)	(142)

Other equity earnings	2	2	—
Net income	$(217)	(75)	$(142)

	Three Months Ended September 30, 2024
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$11,611	$5,741	$5,870
Total revenues	11,611	5,741	5,870
Expenses:
Real estate operating expenses	5,578	2,753	2,825
Interest expense	2,898	1,244	1,654
Depreciation	2,916	1,379	1,537
Total expenses	11,392	5,376	6,016

Total revenues less total expenses	219	365	(146)

Other equity earnings	5	4	1
Net income	$224	$369	$(145)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below present for the periods indicated a reconciliation of the information that appears in note 7 of BRT's report on Form 10-Q to the BRT pro rata information presented here in this supplemental.

	Nine Months Ended September 30, 2025
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$36,679	$17,917	$18,762
Total revenues	36,679	17,917	18,762
Expenses:
Real estate operating expenses	17,120	8,494	8,626
Interest expense	8,618	3,866	4,752
Depreciation	10,867	5,030	5,837
Total expenses	36,605	17,390	$19,215

Total revenues less total expenses	74	527	(453)

Other equity earnings	110	110	—
Net income	$184	$637	$(453)

	Nine Months Ended September 30, 2024
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$33,529	$16,895	$16,634
Total revenues	33,529	16,895	16,634
Expenses:
Real estate operating expenses	16,462	8,122	8,340
Interest expense	8,508	3,693	4,815
Depreciation	8,714	4,119	4,595
Total expenses	33,684	15,934	$17,750

Total revenues less total expenses	(155)	961	(1,116)

Other equity earnings	26	25	1
Gain on insurance recoveries	—	—	—
Gain on sale of real estate properties	—	—	—
Loss on extinguishment of debt	—	—	—
Net income	$(129)	$986	(1,115)

BRT Apartments Corp. (NYSE: BRT)
Balance Sheets of Unconsolidated Joint Venture Entities
(dollars in thousands)

_____________________________________________________________________________________________________________________

At September 30, 2025, the Company held interests in unconsolidated joint ventures that own 10 multi-family properties (the "Unconsolidated Properties"). The condensed balance sheet below present information regarding such properties:

	September 30, 2025
	TOTAL	BRT's Pro Rata Share	Partner Share
ASSETS
Real estate properties, net of accumulated depreciation	$366,408	$18,488	$347,920
Cash and cash equivalents	5,491	2,521	2,970
Other assets	15,612	9,590	6,022
Total Assets	$387,511	$30,599	$356,912

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	286,193	144,431	141,762
Accounts payable and accrued liabilities	9,442	4,486	4,956
Total Liabilities	295,635	148,917	146,718
Commitments and contingencies

Equity:
Total unconsolidated joint venture equity	91,876	47,782	44,094
Total Liabilities and Equity	$387,511	$196,699	$190,812